UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 29, 2018

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

COHBAR, INC.

FORM 8-K

Item 8.01	Other Events

As previously reported, on March 29, 2018 and April 13, 2018, CohBar, Inc. (the “Company”) entered into Note and Warrant Purchase Agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company issued to the Investors an aggregate of $3,902,500 of its 8% Unsecured Promissory Notes Due 2021 (the “Notes”). The Notes were issued together with warrants to purchase up to an aggregate of 780,500 shares of the Company’s common stock (the “Warrants”).

The forms of Purchase Agreement, Note and Warrant are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The forms of Purchase Agreement, Note and Warrant are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Purchase Agreement

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

May 4, 2018	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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